UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 12, 2003


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-10315                  63-0860407
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (205) 967-7116
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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1

ITEM 5.  Other Events and Required FD Disclosure.

         On August 12, 2003, HEALTHSOUTH Corporation issued a press release entitled "HEALTHSOUTH MAKES $117 MILLION PAYMENT FOR ALL PAST DUE INTEREST CURRENTLY OUTSTANDING TO ITS LENDERS AND NOTEHOLDERS". A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HEALTHSOUTH CORPORATION


                                            By:      /s/ GUY SANSONE
                                                     ---------------------------
                                                     Name:  Guy Sansone
                                                     Title:  Acting Chief
                                                             Financial Officer
Dated: August 12, 2003

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99               Press release of HEALTHSOUTH Corporation dated August 12, 2003